Exhibit 10.22

                                CREDIT AGREEMENT
                                ----------------

             - AMENDMENT to the CREDIT AGREEMENT dated 29 May 1995 -

between

*, Basel / Switzerland
(hereafter referred to as LENDER)

and

Interpool Ltd., Barabados
(hereafter referred to as BORROWER)



Adjustment of working capital credit line
- -----------------------------------------
(global account No. 10-144'408):
- -------------------------------


Amount:        - USD 50 Mio. (formerly 35 Mio.)

Purpose:       - for working capital

               - for the bridge financing of container purchasesincluding positioning charges and insurance premiums

               - for the opening to letters of credit in connection with
                 container purchases

               - for special  purposes on a case to case basis

Utilization:     in US Dollars or other major currencies to the debit of current accounts or by fixed term advances with duration of up to 13 months against the presentation of invoices and other transaction related documents.

Interest Rate  - the current accounts the standard rate for overdrafts for prime customers of the LENDER

               - for fixed term advances with duration of up to 360 days 3/4 %
                 above the Euro-Rate of the LENDER equivalent to the duration of the advance
               - for fixed term advances with duration of up to 13 months 1 1/2
                 % above the Euro-Rate of the LENDER equivalent to the duration of the advance.


* Confidential Treatment Requested

Amortization:       USD 15 Mio. on 31 August 1996

Expiry date:        30 June 1997

All other conditions concerning the ''frame credit for the refinancing of leasing agreements (global Account No. 10-361'560)' and the 'General conditions for all credit facilities, which have been fixed in the CREDIT AGREEMENT dated 29 May 1995 remain unchanged.

This AMENDMENT to the CREDIT AGREEMENT enters into force as soon as it has been duly signed by all parties concerned

Thus done and signed in two originals

Basel, 10 July 1995
                                     *



                                     *                 *
                                     Senior            Vice-President
                                     Vice-President



place / date                       INTERPOOL LTD.



November 27, 1995                          Raoul J. Witteveen
- -----------------                   ----------------------------------



* Confidential Treatment Requested

                                  (Appendix I )



                                                    *


As security for credit lines of USD 75,000.00. -- which you will grant to

Interpool Ltd.,  Bridgetown, Barbados (borrower)

we, Interpool, Inc., Princeton, New Jersey, USA (guarantor) waiving all rights of objection and defense arising from said credit relationship, hereby irrevocably undertake to pay immediately to you, upon your first demand, any amount up to .

                                USD 83'000'000.--

(including principal, interest and all other charges) upon receipt of your written request for payment and your written confirmation stating that Interpool Ltd. has not repaid the amount claimed under this guarantee 45 calendar days after due date at.

Our guarantee is valid until .
                                1. December 2002

and expires in full and automatically, should your written request and your confirmation not be in our possession by that date, irrespective of whether the present instrument is returned to us or not.

With each payment under this guarantee our obligation will be reduced pro rata.

The legal relationships between Interpool Ltd. (borrower), Interpool, Inc. (guarantor) and * (lender) shall be governed by Swiss law. All proceeding shall be brought exclusively before the courts Basel-Stadt / Switzerland.

                                                  Interpool, Inc.


                                                      Raoul J. Witteveen
                                               ------------------------------



* Confidential Treatment Requested

                                CREDIT AGREEMENT
                                ----------------


between

*
(hereafter referred to as LENDER)

and

Interpool, Ltd., Barbados
(hereafter referred to as BORROWER)

          1. Working capital credit line (global account No. 10-144'408)

Amount:          new  USD 35'000'000.

Purpose:       - for working capital
               - for the bridge financing of container purchases including positioning charges and insurance premiums
               - for the opening of letters of credit in connection with
                 container purchases.
               - for special purposes on a case to case basis

Utilization:   - in US Dollars or other major currencies to the debit of current accounts or in the form of fixed term advances with duration of up to 360 days against presentation of invoices and other transaction related documents.

Interest Rate: - on the current accounts the standard rate for overdrafts for prime customers of the LENDER
               - for fixed term advances  3/4 % above the Euro-Rate of the
                 LENDER equivalent to the duration of the advance.

Expiry Date:   - 30 June 1997


          2. Frame credit for the refinancing of leasing agreements (global account No. 10-361'560)

Amount:          USD 25'000'000.

Purpose: The refinancing of leasing agreements concluded between the BORROWER and lessees acceptable to the LENDER

Utilization:     to be determined in individual loan agreements containing all the pertinent details


*Confidential Treatment Requested

Interest Rate:   to be determined with each transaction

Expiry Date:     31 March 2002

Security:      - assignment of the rights of coverage deriving from the physical damage, recovery / repatriation coverages and loss of revenue insurance for those transaction which are financed under this line of credit.

               - in principle notified assignments of the rights deriving from container leasing agreements including the payments due under such agreements. For short-term refinancing assignments may not be notified. The assignment also includes the ownership of the underlying containers.

          General conditions for all credit facilities:

Guarantee:     - unconditional and irrevocable guarantee (wording according to appendix I) in the amount of USD 66'000'000. issued by Interpool Inc., Princeton (hereafter referred to as GUARANTOR).

Undertaking:   - The BORROWER undertakes to furnish to us yearly a copy of the balance sheet and profit and loss statement as well as a copy of the audited consolidated balance sheet and profit and loss statement of the GUARANTOR as soon as available.



General
Conditions:      These credit facilities are governed by the rules and
                 regulations set forth in the General Conditions governing business relationships with the Swiss Offices of * of which the BORROWER signed a copy at an earlier point in time.

This CREDIT AGREEMENT enters into force as soon as

1. this CREDIT AGREEMENT  has been duly signed by all parties concerned.
2. the LENDER has received a guarantee over USD 66'000'000. issued by Interpool, Inc., Princeton.
3. the LENDER has received the underlying Board Resolution and Legal Opinion from the BORROWER and the GUARANTOR, giving evidence that they are legally empowered to enter into the present CREDIT AGREEMENT i.e., to issue the requested GUARANTEE and that CREDIT AGREEMENT and GUARANTEE constitute a binding undertaking on their part.





* Confidential Treatment Requested

This CREDIT AGREEMENT replaces the CREDIT AGREEMENT dated 8 July 1994.

Thus done and signed in two originals



at Basel on 29 May 1995                      *



                                             *                  *
                                             Senior           Vice President
                                             Vice President



At              New York on 9 June 1995                       INTERPOOL LTD.
   -------------------------------------------------



                                                  Raoul J. Witteveen, President
                                                  ------------------------------



* Confidential Treatment Requested

                                    (Appendix I)
                                                    *


As security for credit lines of USD 60' 000'00. -- which you will grant to

INTERPOOL LTD.,  BRIDGETOWN, BARBADOS (BORROWER)

we, Interpool, Inc., Princeton, New Jersey, USA (guarantor) waiving all rights of objection and defense arising from said credit relationship, hereby irrevocably undertake to pay immediately to you, upon your first demand, any amount up to .

                                USD 66'000'000.--

(including principal, interest and all other charges) upon receipt of your written request for payment and your written confirmation stating that Interpool Ltd. has not repaid the amount claimed under this guarantee 45 calendar days after due date at.

Our guarantee is valid until .

                                1. December 2002

and expires in full and automatically, should your written request and your confirmation not be in our possession by that date, irrespective of whether the present instrument is returned to us or not.

With each payment under this guarantee our obilgation will be reduced pro rata.

The legal relationships between Interpool Ltd. (borrower), Interpool, Inc. (quarantor) and * (lender) shall be governed by Swiss law. All proceeding shall be brought exclusively before the courts Basel-Stadt / Switzerland.

                                                  Interpool, Inc.



                              GENERAL CONDITIONS GOVERNING BUSINESS
                              RELATIONSHIPS WITH THE SWISS OFFICES OF *
                              (1965 Edition)
                              Note: This is merely a translation which shall not be deemed to affect the meaning or construction of the off of a (ext in French, German, or Italian)

Scope                    1.   The conditions set forth herein govern the
                              business relationships between the Bank and its customers and thereby facilitate the expeditious and economical handling of customers' instructions. In addition, special regulations of the Bank, as well as the general agreements among the leading
                              Swiss Banks and relevant customers and
                              usages, apply to particular kinds of
                              business.





* Confidential Treatment Requested

Authorized Signatures    2.   The list of the signatures of persons
                              authorized to sign for the customer, which
Name of Account               the customer has filed with the Bank, shall
                              be binding upon the customer until written notice of a change shall have been received by the Bank, notwithstanding any entries in the Commercial Register or publications. The customer will periodically receive statements of deposit and custody accounts. Any objections to such statements or to other communications from the Bank must be made immediately and, where practicable, by telegram or telephone; and in case of delay in making any such objection, any loss resulting therefrom shall be borne by the customer. In the same manner and with the same affect as in the case of objections to statements or other communications, notice must be given immediately to the Bank, when an expected notice is not received by the customer in due time. If the customer does not give the Bank notice of objection within a period of one month, the statements of accounts shall be deemed to be correct and all items entered therein and all reservations made by the Bank in credit advices covering amounts which have not yet been received shall be deemed to be approved. All communications by the Bank shall be deemed to have been transmitted when sent to or held at the disposal of the customer in accordance with his latest instructions, or, for his protection, in a manner which deviates therefrom. The date of the copies or mailing lists in the possession of the Bank shall be deemed to be the time of dispatch.

Errors in transmission   3.   Damage resulting from delays, losses or
identification etc.           mistakes in transportation and transmission
Delays                        shall be borne by the customer.  Likewise,
                              the customer shall bear all losses resulting from failure by the Bank to discover forgeries or other defects, particularly defects with respect to identification or capacity to act, except to the extent that the Bank shall be guilty of negligence. In case of delay in the carrying out of payment transaction, the Bank shall in no event be liable for more than the payment of interest for the period involved, except in cases where its attention has been specifically directed to the danger of additional damage.

Accounts in foreign      4.   The bank's assets corresponding to customers'
currency                      credit balances in foreign currency are held
                              in the same currency in or outside of the country whose currency is involved. The customer bears proportionately in his share at the economic and legal consequences resulting from measures taken by the country of the currency or by the country where the funds are invested and affecting all the bank's assets held in either country. The obligations of the bank arising from accounts in foreign currency shall be discharged exclusively at the place of business of the branch carrying the accounts and solely through the establishment of the credit entry in the country of the currency at the bank's own branch, a correspondent or a bank named by the customer.

Set Off                  5.   The Bank shall be entitled at any time either to
                              set off against each other the balances of all accounts of the customer (irrespective of the branch office in which the same may be The Bank shall have a lien as to all assets which are held for the customers, the Bank shall be entitled at its discretion to realize such assets, which assets are hereby transferred to the Bank for such purpose.

Drafts and Cheques       6.   If drafts, cheques and other instruments
                              received for collections or discounted, are not paid, or if the proceeds thereof cannot be freely disposed of, the Bank shall be entitled to cancel, credit advices and shall retain all its rights in connection with such instruments until the payment of all indebtedness.

Adjustment of interest   7.   Except to the extent otherwise agreed to by
rates                         the Bank in writing, the Bank shall be
Termination relationships     entitled to adjust interest rates and
                              commissions, affective immediately, to the prevailing conditions and at any time to terminate business relationships, to cancel credit lines and to demand immediate payment of its claims.

Custom Accounts          8.   Securities and other valuable shall be kept
                              in custody accounts with the same care as the Bank's own property; the sale custody charges as set forth in the Bank's separate Schedule of Fee apply. The Bank shall be entitled to have the property kept in custody abroad for the account and risk of the customer. Unless the customer specifies separate custody and agrees to assume the expense thereof, the Bank shall be deemed to be expressly authorized to affect the safe keeping of securities merely by kind or to have them kept elsewhere in this manner, the customer as co-owner being entitled to an equivalent number of securities. The preceding sentence does not apply to securities registered in the name of the customer or to securities which for other reasons must be kept separate. The
                              Bank undertakes to perform the customary administrative duties such as collection of coupons and redeemable securities obtaining of new coupon sheets, exchange of provisional certificate, etc., and also, will as a rule, but without assuming any responsibility therefor, give the customer notice of the steps which he himself may carry out in accordance with the next succeeding Paragraph and in this connection, the Bank will rely on publications and lists available to it, without, however, assuming any responsibility therefor. Unless otherwise agreed, the customer must take all other steps necessary to protect his rights in connection with the property deposited, such as, in particular the giving of instructions for the exercise at sale of subscriptions rights for the exercise of conversion rights for the payment of calls on partly paid shares, and for affecting exchanges of securities. If no instructions are received from the customer the Bank shall be entitled to act in accordance with its own discretion.

Holidays                 9.   In all business relationships of the customer with
                              the Bank, Saturday shall be treated as a public holiday.

                        10. The place of business of the Branch of the Bank at which the deposit or custody account is maintained shall be the place of performance to the obligations of the Bank and the customer, as well as the place for special proceedings for the collections of debts owned by customers domiciled abroad.

                              The legal relationships between customer and the Bank shall be governed by Swiss law. All proceedings against the Bank shall be brought exclusively before the courts of the place of business of the branch office of the Bank at which the deposit of custody account is maintained. the customer submits to such jurisdiction in the case of any proceeding brought by the Bank against him, but the Bank shall also be entitled to bring proceedings against him at his domicile or in any other competent jurisdiction, in which event, however Swiss law shall remain applicable.